UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2008

THE PROCTER & GAMBLE COMPANY

(Exact Name of Registrant as Specified in Charter)

Ohio	1-434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 983-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 6, 2008, The Procter & Gamble Company (“P&G”), an Ohio corporation, issued a news release announcing the preliminary results of its exchange offer related to the separation of P&G’s coffee business and the closing of the previously announced merger of The Folgers Coffee Company (“Folgers”) and The J. M. Smucker Company (“Smucker”), pursuant to which a Smucker subsidiary merged with and into Folgers, with Folgers surviving as a wholly owned subsidiary of Smucker. A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	News Release by The Procter & Gamble Company dated November 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

By:	/s/ E. J. Wunsch
E. J. Wunsch
Assistant Secretary
November 6, 2008

Exhibit Index

Exhibit Number	Document
99.1	News Release by The Procter & Gamble Company dated November 6, 2008.

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